PHOENIX-SENECA FUNDS
  Supplement dated August 23, 2005 to the Statement of Additional Information dated January 28, 2005, as supplemented April 1, 2005 and June 17, 2005

IMPORTANT NOTICE TO INVESTORS

Phoenix-Seneca Funds has recently implemented a change to its asset segregation policy and procedures for Phoenix Bond Fund, Phoenix Earnings Driven Growth Fund and Phoenix Equity Income Fund (each a "Fund," collectively "the Funds"). Certain sections under the heading "Investment Techniques and Risks" are, therefore, amended as described below:

1. On page 3, in the last paragraph of the subsection "Delayed-delivery Transactions," the first sentence is hereby replaced with the following:

"When a Fund purchases securities on a when-issued or forward-commitment basis, the Fund will specifically designate on its accounting records securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments."

2. On page 4, in the second paragraph of the subsection "Limitations on Financial Futures and Related Options," the last sentence is hereby replaced with the following:

"In the case of futures contracts or options thereon requiring the Fund to purchase securities, the Fund will specifically designate on its accounting records liquid assets to cover such contracts and options that are marked to market daily."

3. On page 9, in the second paragraph of the subsection "Writing Call Options," the third sentence is hereby replaced with the following:

"In addition, the Fund may cover such options by specifically designating on its accounting records any assets, including equity securities and non-investment grade debt so long as the assets are liquid, unencumbered and marked to market daily ("liquid assets"), in amounts sufficient to ensure that it is able to meet its obligations under the written call should it be exercised.

4. On page 9, under the subsection "Writing Put Options," the second sentence is hereby replaced with the following:

"A written put option may be covered by specifically designating on the accounting records of the Fund liquid assets."

5. On page 10, under the subsection "Options on Securities Indices," the last sentence of the first paragraph of the page is replaced with the following:

"In addition, the Fund may cover such options by specifically designating on its accounting records liquid assets with a value equal to the exercise price or by using the other methods described above."

6. On page 12, in the first paragraph of the subsection "Swap Agreements," the last sentence is hereby replaced with the following:

"A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by specifically designating on its accounting records liquid assets to avoid leveraging of the Fund's portfolio."


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In addition to the changes noted above, on page 24 under the subsection "Class A
Shares--Reduced Initial Sales Charges" of the "Alternative Purchase
Arrangements" section, the "Qualified Purchasers" paragraph is hereby amended to read as follows:

     QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates; (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser, Subadviser (if any) or Distributor; (3) any private client of an Adviser or Subadviser to any Phoenix Fund; (4) registered representatives and employees of securities dealers with whom the Distributor has sales agreements; (5) any qualified retirement plan exclusively for persons described above; (6) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (7) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (4) or (6) above; (8) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (9) any employee or agent who retires from PNX, the Distributor and/or their corporate affiliates; (10) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (11) any person with a direct rollover transfer of shares from an established Phoenix Fund or Phoenix qualified plan; (12) any Phoenix Life Insurance Company (or affiliate) separate account which funds group annuity contracts offered to qualified employee benefit plans; (13) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate of such accounts held by such entity equal or exceed $1,000,000; (15) any deferred compensation plan established for the benefit of any Phoenix Fund, or Phoenix trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (16) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (17) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under Sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (18) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; or (19) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of the investors described in (16) through (19) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

    INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF ADDITIONAL
                        INFORMATION FOR FUTURE REFERENCE.


PXP 2069B/SegPolicyChg (08/05)